SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): December 1, 2003



                               AVADO BRANDS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


             Georgia                    0-19542               59-2778983
-------------------------------     ----------------      -------------------
(State or other Jurisdiction of     (Commission File         (IRS Employer
Incorporation or Organization)          Number)           Identification No.)


         Hancock at Washington
           Madison, Georgia                              30650
----------------------------------------       -------------------------
              (Address)                               (Zip Code)

       Registrant's telephone number, including area code: (706) 342-4552

                                 Not Applicable
          (Former name or former address, if changed since last report)



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     ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     Avado Brands, Inc. ( the "Company"), on December 1, 2003, issued a press release announcing the Company's intent to utilize the 30-day grace periods, provided for under the terms of the indentures, for the payment of semi-annual interest due December 1 and December 15 on the Company's 9.75% Senior Notes and 11.75% Senior Subordinated Notes, respectively.

     The Company also reported that it is currently in covenant default on certain provisions of its secured credit facility and that it is negotiating with its secured lenders to address those defaults.


     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

     (a) Financial Statements of Businesses Acquired:

     None.

     (b) Pro Forma Financial Information:

     None.

     (c) Exhibits:

     99.1 Avado Brands, Inc. press release dated December 1, 2003, announcing use of 30-day grace period for note debt service.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AVADO BRANDS, INC.


                                         By:/s/Louis J. Profumo
                                         ----------------------
                                         Chief Financial Officer


Date:  December 1, 2003


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